 INVESTOR PRESENTATIONMAY, 2015

 2  Insider Ownership of Executive Team  It is likely that the three executive officers will exercise and sell most of the shares associated with the expiring May 2015 Options.  DCOM a very high percentage of insider ownership. All directors and executive officers as a group (18) own 14.0% of DCOM.  OPTIONS EXPIRING MAY 31, 2015 expected to be exercised ($15.10)            V. Palagiano  M. Devine  K. Mahon  Total  Ownership (2015 Proxy total)   1,084,172    686,515    417,664    2,188,351   $15.10 options expiring 5/31/2015   117,580    90,537    49,462    257,579   Proxy total AFTER Option Exercises   966,592    595,978    368,202    1,930,772   Proxy total % ownership  2.6%  1.6%  1.0%  5.1%            COMPOSITION OF OWNERSHIP after May 2015 Option exercises            V. Palagiano  M. Devine  K. Mahon  Total  Direct shares owned   656,480    420,870    121,281    1,198,631   Benefit plans   60,112    83,587    222,462    366,161   Vested options   250,000    91,521    24,459    365,980   Proxy total   966,592    595,978    368,202    1,930,772   Proxy total % ownership  2.6%  1.6%  1.0%  5.1%

Another year of Top Financial Performance

SNL Thrift Investor:

DIME RANKS # 4 of 100

For the sixth straight year, Dime ranks fifth or higher in SNL survey.

BankDirector:

DIME RANKS # 7 in $1 to $5 billion asset group

"The 200 largest U.S. banks are stronger and more profitable than at any time since the Great Recession."

Resurgent Performance, Inc:

DIME RANKS # 2 in Lending Performance

Dime Community Bancshares, Inc.

3

 Dime Community Bancshares, Inc.PEER GROUP COMPARISON  4  Certain statements contained in this quarterly report on Form 10-Q that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in future filings with the U.S. Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by management or with their approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “feels,” “anticipates,” “intends,” “plans,” “estimates,” “predicts,” “projects,” “potential,” “outlook,” “could,” “will,” “may” or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.  Actual results may differ materially from those expressed in or implied by these forward-looking statements.  Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following, as well as those discussed elsewhere in this report and the documents incorporated by reference herein:    Undue reliance should not be placed on any forward-looking statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.   For purposes of this chart, Dime Community Bancshares, Inc.'s peer group consists of the following: Investors Bancorp, Inc (ISBC), Astoria Financial Corporation (AF), Northfield Bancorp (NFBK), Flushing Financial Corp. (FFIC), Kearny Federal Savings Bank (KRNY), OceanFirst Bank (OCFC), Oritani Bank (ORIT), Sterling National Bank (STL), Sun Bancorp Inc. (SNBC), The Provident Bank (PFS), TrustCo Bank (TRST), Valley National Bank (VLY). Source: SNL Database through March 31, 2015     DCOM  Peer Median  Peer Average   ROAA LTM (%)   1.05   0.82   0.66   ROAE LTM (%)   10.09    6.68   5.25   ROATE LTM (%)   11.36   6.12   8.66   Efficiency Ratio LTM (%)   45.05   60.72   64.69   Net Interest Margin LTM(%)   2.97    3.17    3.04   Loans / Deposits (%)   148.98   97.35    102.28              Asset Quality Ratios (%) (Most Recent Qtr.)            NPAs / Assets   0.16   1.00   1.12   NCOs / Avg Loans   0.002   0.06   0.12   Reserves / Gross Loans  0.43   1.01   1.09    Reserves / NPLs  285.00   68.64    88.32               Capital Ratios (%)            Tang Common/Tang Assets   9.27   9.03   10.96    Total Risk Based (Bank only)  12.98    13.84   16.05               Price/Tangible Book   1.41x    1.48x    1.53x   Price/LTM EPS   12.6x    16.15x    19.00x

 5  about… DIME  Dime Community Bancshares, Inc., is the holding company for The Dime Savings Bank of Williamsburgh, a $4.58 billion dollar institution.Low credit risk model with consistently strong returns.Community retail bank model with an emphasis on NEW YORK CITY MULTIFAMILY LENDING.Twenty-five branches serving Brooklyn, Queens, The Bronx and Nassau Counties.Split-adjusted IPO price of a DCOM share is $2.96. The long-term Total Return since the IPO has been 747%. Current dividend $0.14/QTR (Yield of 3.60% based on 5/8/2015 closing price of $16.13).

 DIME: A low-risk business model with conservative management, and the value of the New York City Market  6        Lending model based on very low risk class of Commercial Real Estate: NYC multifamily apartment buildings, including a significant component of rent-regulated buildings in a large, vibrant and growing metropolitan area………………………………    Best In Class credit metrics accompanied by de minimis loss levels.        Conservative management in conjunction with low risk collateral has resulted in a clearly defined market model that is understood and accepted by borrowers and brokers……………..    This leads to repeat customers and provides a reliable source of business despite high levels of competition.        Utilization of longer-term non-deposit borrowings……………    Provides a hedge against rising interest rates and supports a fundamental goal of low operating expenses and best in class efficiency ratios.        Substantial Insider Ownership………………………………………..    Management and Shareholders have shared values.

 Balance Sheet CompositionLoans comprise 92% of assets; 149% Loan to Deposit Ratio  7  Note: as of March 31, 2015

 8  Category (000's)  Mar-14  Mar-15  %chg  CRE Deposits   $ 96,441.00    $ 132,914.00   38%  Business Deposits   $ 86,764.00    $ 80,353.00   -7%  Branch Consumer Deposits   $ 2,403,768.00    $ 2,629,168.00   9%  TOTAL   $ 2,586,973.00    $ 2,842,435.00   10%  Focus on Deposit GrowthGoal to Increase Percentage of Commercial and Small Business Deposits 2015 - 2017  Decrease the loan to deposit ratio. Raise internet presence.Increase lower cost commercial and business deposits.  Excellent results in first year of CRE deposit raising initiative. Deposits up 38%Small business initiative underway in 2015.

Focus on Asset Growth

Goal: Average Annual Growth Rate of 15% over the next three years

Tangible Common Equity Ratios (TCE) Tangible Common Equity as % of Tangible Assets Extended Peer Group as of March 31, 2015		
Company Name	**Ticker**	**TCE Ratio**
Clifton Bancorp Inc	CSBK	30.36
Investors Bancorp Inc	ISBC	18.66
Northfield Bancorp Inc.	NFBK	18.66
Oritani Financial Corp.	ORIT	15.32
Kearny Financial Corp. (MHC)	KRNY	11.17
Suffolk Bancorp	SUBK	9.87
Hudson Valley Holding Corp.	HVB	9.35
Astoria Financial Corp.	AF	9.24
OceanFirst Financial Corp.	OCFC	9.24
Dime Community Bancshares Inc.	DCOM	9.16
Signature Bank	SBNY	9.16
Provident Financial Services	PFS	9.12
ConnectOne Bancorp, Inc.	CNOB	9.11
Sun Bancorp Inc.	SNBC	8.81
Peapack-Gladstone Financial	PGC	8.64
Sterling Bancorp	STL	8.63
First of Long Island Corp.	FLIC	8.59
Flushing Financial Corp.	FFIC	8.56
TrustCo Bank Corp NY	TRST	8.44
Lakeland Bancorp	LBAI	7.86
People's United Financial Inc.	PBCT	7.53
Bridge Bancorp Inc.	BDGE	7.46
New York Community Bancorp	NYCB	7.32
First Niagara Finl Group	FNFG	7.21
Valley National Bancorp	VLY	6.97
Customers Bancorp Inc	CUBI	6.37
Average TCE Ratio of peers		10.42
Average TCE Excl top 5 recent conversions		8.41

3 – 5 year Goals

- Grow assets 15% on average over the next 3 years.
- Focus to remain on NYC multifamily loans.
- TCE sufficient to support growth.
- Additional capital from monetization of real estate.

DIME Since 1864

9

 TRENDS  10

 11  Key Financial Metrics - 10 Year Trendline  Certain statements contained in this quarterly report on Form 10-Q that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in future filings with the U.S. Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by management or with their approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “feels,” “anticipates,” “intends,” “plans,” “estimates,” “predicts,” “projects,” “potential,” “outlook,” “could,” “will,” “may” or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.  Actual results may differ materially from those expressed in or implied by these forward-looking statements.  Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following, as well as those discussed elsewhere in this report and the documents incorporated by reference herein:    Undue reliance should not be placed on any forward-looking statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.   At or for the Year Ended December 31,

 Credit Metrics – 6 year trendline  12  Certain statements contained in this quarterly report on Form 10-Q that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in future filings with the U.S. Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by management or with their approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “feels,” “anticipates,” “intends,” “plans,” “estimates,” “predicts,” “projects,” “potential,” “outlook,” “could,” “will,” “may” or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.  Actual results may differ materially from those expressed in or implied by these forward-looking statements.  Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following, as well as those discussed elsewhere in this report and the documents incorporated by reference herein:    Undue reliance should not be placed on any forward-looking statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.      2009  2010  2011  2012  2013  2014   2015 (1)              ($ in thousands)            Total Loans  $3,391,658   $3,468,479   $3,458,416   $3,506,368   $3,699,519   $4,119,240  $4,234,717                          Non-Performing Loans  $11,294   $20,168   $28,973   $8,888   $12,549  $6,198  $6,399                          NPLs to Total Loans   0.33%  0.58%  0.84%  0.25%  0.34%  0.15%  0.15%                          Net Charge Offs (Recoveries)  $8,993   $13,821   $5,925   $3,707   $766   $(212)   $84                           NCOs to Total Loans  0.27%  0.40%  0.17%  0.11%  0.02%  -0.01%  0.002%                          Allowance as a % of Loans  0.53%  0.54%  0.58%  0.59%  0.54%  0.45%  0.43%  "Texas" ratio (2) end of period end  4.0%  8.4%  8.9%  2.6%  3.7%  2.5%  2.1%  (1) At March 31, 2015 or for the period then ended.(2) "Texas" ratio = sum of non-performing assets + accruing loans past due 90 days or more as a % of Tangible Capital + ALLL.

 Market Metrics and Capital Ratios  13  Certain statements contained in this quarterly report on Form 10-Q that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in future filings with the U.S. Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by management or with their approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “feels,” “anticipates,” “intends,” “plans,” “estimates,” “predicts,” “projects,” “potential,” “outlook,” “could,” “will,” “may” or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.  Actual results may differ materially from those expressed in or implied by these forward-looking statements.  Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following, as well as those discussed elsewhere in this report and the documents incorporated by reference herein:    Undue reliance should not be placed on any forward-looking statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.   Capital Ratios(1)   Holding Company  Bank Subsidiary  TIER 1 CORE CAPITAL (LEVERAGE)  10.81%  9.35%  TIER 1 RISK BASED CAPITAL     12.43%  TOTAL RISK BASED CAPITAL     12.98%  (1) As of March 31, 2015          2008  2015Q1  DCOM Price Per Share(1)  $13.30   $16.10   Earnings Per Share-LTM  $0.85   $1.28   Price/Earnings Multiple  15.6x  12.6x  Tangible BV Per Share  $6.79   $11.40   Price/Tangible Book Value  196%  141%            (1) at end of period

 Credit Metrics vs Peer Group  14  Certain statements contained in this quarterly report on Form 10-Q that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in future filings with the U.S. Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by management or with their approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “feels,” “anticipates,” “intends,” “plans,” “estimates,” “predicts,” “projects,” “potential,” “outlook,” “could,” “will,” “may” or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.  Actual results may differ materially from those expressed in or implied by these forward-looking statements.  Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following, as well as those discussed elsewhere in this report and the documents incorporated by reference herein:    Undue reliance should not be placed on any forward-looking statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.   For purposes of this chart, Dime Community Bancshares, Inc.'s peer group consists of the following: Astoria Financial Corporation (AF), Flushing Savings Bank (FFIC),Investors Bank (ISBC), Kearny Federal Savings Bank (KRNY), OceanFirst Bank (OCFC), Oritani Bank (ORIT), Signature Bank (SBNY), Sterling National Bank (STL), Sun National Bank (SNBC), The Provident Bank (PFS), TrustCo Bank (TRST), Valley National Bank (VLY).  (% of Average Total Loans)

 LOAN PORTFOLIO  15

 “Lending for the Way New Yorkers Live” New York City Housing Stock*  16  Source: 2011 New York City Housing and Vacancy Survey and census data.  * Total housing stock equals 3,187,575 units.  As shown in the adjacent chart, New York City is a city of apartment dwellers. Only 18% of the City’s housing stock is classified 1 – 4 family.Dime has historically been one of the primary lenders in the small (10 – 75 unit, rent-regulated) apartment house market in New York City, which is summed up in our mission statement: “Lending for the Way New Yorkers Live”

 17  Certain statements contained in this quarterly report on Form 10-Q that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in future filings with the U.S. Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by management or with their approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “feels,” “anticipates,” “intends,” “plans,” “estimates,” “predicts,” “projects,” “potential,” “outlook,” “could,” “will,” “may” or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.  Actual results may differ materially from those expressed in or implied by these forward-looking statements.  Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following, as well as those discussed elsewhere in this report and the documents incorporated by reference herein:    Undue reliance should not be placed on any forward-looking statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.   CRE Concentration  The Interagency Guidance of October 2009 defined “Commercial Real Estate” as including multifamily housing.As a result, Dime was identified as having a “high concentration” of CRE, a red flag for the regulators.However, Dime has a long, successful history of managing its highly concentrated “CRE” portfolio, mainly because multifamily loans are residential housing loans, not commercial loans, and because the New York City housing market is unique in the nation.  2015Q1

 18  Certain statements contained in this quarterly report on Form 10-Q that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in future filings with the U.S. Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by management or with their approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “feels,” “anticipates,” “intends,” “plans,” “estimates,” “predicts,” “projects,” “potential,” “outlook,” “could,” “will,” “may” or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.  Actual results may differ materially from those expressed in or implied by these forward-looking statements.  Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following, as well as those discussed elsewhere in this report and the documents incorporated by reference herein:    Undue reliance should not be placed on any forward-looking statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.   Real Estate Loan Portfolio

 19  18%  6%  50%  25%  13%  7%  2  58%  20%  21%  6%  2  40%  32%  34%  11%  2  25%  62%  1  5%  7%  24%  64%  4%  32%  LOAN PORTFOLIO GEOGRAPHIC DISTRIBUTION  New York County  $ 1,851367   44%  Kings County  $1,132,579   26%  Queens County  $ 709,107   17%  Bronx County  $ 167,130   4%  Westchester County  $ 129,480   3%  Other NY Counties  $ 167,303   4%  New Jersey  $ 71,867   2%  TOTAL CRE PORTFOLIO  $ 4,288,833   100%        All real estate loans and unamortized premium  $ 4,272     TOTAL REAL ESTATE LOAN PORTFOLIO*  $ 4,233,105    ($ in 000's)      As of March 31, 2015  * Excludes allowance for loan losses.

 Real Estate Loan Originations  20     ©1999-2008   $ in mliions  Year Ended December 31,   ** 2014 Total origination amount includes $200.0 million of loans re-purchased from Fannie Mae at an average yield approximating 3.5%

 Average:DSR = 2.21LTV = 54%   Debt Service & Loan-to-Value Ratios on New Loans  21     ©1999-2008   $ loan originations in millions  Average:DSR = 1.47LTV = 59%  Average:DSR = 1.96LTV = 52%   Average:DSR = 2.01LTV = 53%   Weighted average LTV consistently at or below 65%  Average:DSR = 2.40LTV = 50%   Year Ended December 31,   Average:DSR = 2.20LTV = 56%   Average:DSR = 1.97LTV = 60%  Average:DSR = 1.97LTV = 60%  Average:DSR = 2.11LTV = 58%  Average:DSR = 1.85LTV = 59%  Average:DSR = 1.52LTV = 65%  Average:DSR = 1.53LTV = 63%  Average:DSR = 1.47LTV = 59%  Average:DSR = 1.96LTV = 52%  Average:DSR = 2.01LTV = 53%  Average:DSR = 2.40LTV = 50%  Average:DSR = 2.20LTV = 56%  Average:DSR = 2.21LTV = 54%  Average:DSR = 2.62LTV = 55%  Average:DSR = 2.09LTV = 61%  Average:DSR = 2.37LTV = 56%

 Repricing Real Estate Loans  22     ©1999-2008   ($ in millions)  Frequent repricing.Early prepayments add an element of revenue to the P&L.  LEGEND  % WEIGHTED AVERAGE RATE OF REPRICING LOANS  $ CONTRACTUAL VOLUME OF REPRICING LOANS  As of March 31, 2015

 Payoff Speed and Origination Spread  23  Spread  Speed

 DEPOSITS & BORROWED FUNDS  24

 Branch Network  25  25 Branches in New York City metropolitan area. Average branch size = $113.7 million as of March 31, 2015

 DIME’S DEPOSIT SHARE  26              2014   Market   Share   Rank (2)     Number of   DIME   Branches (1)   Deposits in   Market (1)   ($000)  Total   Market   Share   (%)  Total Bank   Deposits   in Market (2)   ($000)  BROOKLYN  11  10  $1,07,900  2.68%  $ 42,294,000  QUEENS, NY  13  7  $ 830,500  1.64%  $ 48,812,000  NASSAU COUNTY  14  7  $ 871,300  1.25%  $ 62,547,000  BRONX, NY  18  1  $ 69,700  0.62%  $ 11,041,000  (1) As of March 31, 2015.(2) Data as of December 31, 2014 Source: FDIC

 Focus on Profitable Deposits  27  11.6% Growth in non-interest bearing checking accounts since March 2014.  March 31, 2015Total Deposits = $2.84 billion    Weighted average maturity = 18.7 months  March 31, 2014Total Deposits = $2.07 billion  Weighted average maturity = 17.5 months

 28  Certain statements contained in this quarterly report on Form 10-Q that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in future filings with the U.S. Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by management or with their approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “feels,” “anticipates,” “intends,” “plans,” “estimates,” “predicts,” “projects,” “potential,” “outlook,” “could,” “will,” “may” or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.  Actual results may differ materially from those expressed in or implied by these forward-looking statements.  Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following, as well as those discussed elsewhere in this report and the documents incorporated by reference herein:    Undue reliance should not be placed on any forward-looking statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.   Core Deposits  Core Deposits represent 67% of total funding as of March 31, 2015.$1.9 billion of deposits outstanding as of March 31, 2015 with a weighted average rate of 0.48% (presented in chart). Approx. 50,000 households.No maturity.Current Rack Rates:MMA - Tiered rate 0.05% minimum to 0.35% maximumSavings - 0.05% Prime Dime (interest checking) – Tiered rate 0.10% maximum  $ in Thousands

 29  Certain statements contained in this quarterly report on Form 10-Q that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in future filings with the U.S. Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by management or with their approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “feels,” “anticipates,” “intends,” “plans,” “estimates,” “predicts,” “projects,” “potential,” “outlook,” “could,” “will,” “may” or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.  Actual results may differ materially from those expressed in or implied by these forward-looking statements.  Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following, as well as those discussed elsewhere in this report and the documents incorporated by reference herein:    Undue reliance should not be placed on any forward-looking statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.   Retail CDs  $927.9 million outstanding as of March 31, 2015 (presented in chart).Retail CDs represent 23% of total funding as of March 31, 2015.Weighted average maturity of CDs is 1.64 years as of March 31, 2015.Early withdrawal penalty.Current CD Rates:1 Year – 0.40%3 Year - 1.01%5 Year – 1.60%  Maturity in Year Ending Dec. 31st  $ in Thousands  Amount maturing during the year ending March 31,

 30  Certain statements contained in this quarterly report on Form 10-Q that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in future filings with the U.S. Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by management or with their approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “feels,” “anticipates,” “intends,” “plans,” “estimates,” “predicts,” “projects,” “potential,” “outlook,” “could,” “will,” “may” or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.  Actual results may differ materially from those expressed in or implied by these forward-looking statements.  Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following, as well as those discussed elsewhere in this report and the documents incorporated by reference herein:    Undue reliance should not be placed on any forward-looking statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.   Borrowed Funds  Borrowings consist of short- and long-term FHLB advances.$1.05 billion outstanding as of March 31, 2015 (presented in chart).Borrowed funds add stability to margin in a rising rate environment.Borrowed funds represent roughly 26% of funding.Weighted average maturity of borrowings approximates 1.56 years.Current Advance Rates:1 Year 0.61%3 Year 1.23%5 Year 1.74%  $ in Thousands  Amount maturing during the year ending December 31,

APPENDIX 1

Additional Financial Metrics - 10 Year Trendline

	2004	2005	2006	2007	2008	2011	2012	2013	2014	2015 YTD
($ in thousands)										
Total Assets	$3,377,266	$3,126,226	$3,173,377	$3,501,175	$4,055,598	$4,021,180	$3,905,399	$4,028,190	$4,497,107	$4,583,349
Total loans, net of allowance	2,486,262	2,596,310	2,688,159	2,861,638	3,274,051	3,443,633	3,485,818	3,679,366	4,100,747	4,216,480
Total loan originations	1,016,396	576,070	564,914	576,298	1,089,361	680,346	1,101,106	1,074,451	1,148,233**	273,425
Total loan amortization	557,134	358,255	328,453	326,103	523,788	698,928	1,030,064	925,077	736,716	155,840
Total deposits	2,210,049	1,914,772	2,008,532	2,179,998	2,260,051	2,343,701	2,479,429	2,507,146	2,659,792	2,842,434
Total borrowings	809,249	834,120	788,900	985,745	1,346,840	1,205,455	913,180	980,680	1,244,405	1,119,405
Total tangible equity	229,013	239,169	241,829	217,238	232,156	314,942	345,464	384,564	412,600	420,016
Total equity	281,721	291,713	290,631	268,852	276,964	361,034	391,574	435,506	459,725	466,056
Tangible equity / tangible assets %	6.88%	7.78%	7.74%	6.29%	5.79%	7.95%	8.97%	9.68%	9.29%	9.27%

** Includes $200 million of loans re-purchased from Fannie Mae.

Dime Community Bancshares, Inc.

DIME Since 1864

31

Stock Price Performance  32  Split-adjusted IPO price of a DCOM share is $2.96. Total Return since the IPO in June 1996: 747%. Current dividend $0.14/QTR     For the period covering September 2007 through August, 2012  APPENDIX 2  DCOM  KBW BANK INDEX  Russell 2000

 33  Since vested options can be readily converted into outstanding shares, they are considered shares beneficially owned by the individual for purposes of proxy statement ownership disclosure.  Expiring Stock Options  APPENDIX 3

 Officer & Directors  34  * Amounts per page 4 of the Company’s proxy statement dated April 13, 2015.     TITLE  TENURE    INSIDER OWNERSHIP*  Vincent F. Palagiano  Chairman of the Board & CEO  45 years     2.9% (1,084,172 shares)  Michael P. Devine  Vice Chairman of the Board & President   44 years     1.8% (686,515)  Kenneth J. Mahon  Senior Executive Vice President & COO  35 years     1.1% (417,664 shares)  All Directors and Executive Officers         14.0% (5,159,300 shares)  OTHER OPERATING OFFICERS:  TITLE  TENURE      Daniel Harris  Chief Lending Officer  7 years   with 30 years prior bank experience    Timothy King  Chief Risk Officer   32 years      Terence Mitchell  Chief Retail Officer  4 years  with 30 years prior bank experience    Michael Pucella  Chief Accounting Officer  34 years      Timothy Lenhoff   Chief Information Officer   Recent hire. 30 years prior relevant experience      Robert Volino  Chief Investment Officer   16 years      APPENDIX 4

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